4Q 2018 And Full Year Earnings Review January 23, 2019 (Preliminary Results)

Key Takeaways • FY 2018 EBT of $2.6 billion – the best result in 8 years • Loss metrics reflect healthy consumer credit conditions • Continued strong auction performance • Funding plan well positioned, diversified across platforms and markets • Managed leverage maintained within target range of 8:1 to 9:1 • Consistent originations, servicing, and collections 2

Key Metrics FOURTH QUARTER FULL YEAR 2017 2018 H / (L) 2017 2018 H / (L) Net Receivables (Bils) $ 143 $ 146 3% $ 143 $ 146 3 % Managed Receivables* (Bils) $ 151 $ 155 3% $ 151 $ 155 3 % Loss-to-Receivables** (LTR) 60 bps 55 bps (5) bps 53 bps 46 bps (7) bps • Strong 4Q and best FY EBT in Auction Values*** $ 17,505 $ 17,865 2% $ 17,430 $ 18,055 4% 8 years Earnings Before Taxes (EBT) (Mils) $ 610 $ 663 $ 53 $ 2,310 $ 2,627 $ 317 ROE (Pct) 50% 14% (36) ppt 22% 14% (8) ppts • U.S. consumer credit metrics healthy with improved LTR Other Balance Sheet Metrics Debt (Bils) $ 138 $ 140 2% • Balance sheet and liquidity Liquidity (Bils) $ 30 $ 27 (7) % remain strong; managed Financial Statement Leverage (to 1) 8.7 9.4 0.7 leverage within target range of Managed Leverage* (to 1) 8.0 8.8 0.8 8:1 to 9:1 * See Appendix for reconciliation to GAAP and definitions ** U.S. retail and lease *** U.S. 36-month off-lease fourth quarter auction values at 4Q 2018 mix, full year auction values at FY 2018 mix 3

4Q 2018 EBT YoY Bridge (Mils) Supplemental Depreciation $129 Residual Losses (38) • 4Q EBT at $663M, up $53M YoY driven by favorable lease residual performance and volume and mix Volume / Financing Credit Lease 4Q 2017 Mix Margin Loss Residual Exchange Other 4Q 2018 4

FY 2018 EBT YoY Bridge (Mils) • FY EBT at $2.6B, up $317M YoY; reflects favorable lease Supplemental Depreciation $193 Residual Losses 127 residual performance, driven by higher auction values, and DMV $(175) volume and mix Operating Costs & Other (69) • Other primarily reflects unfavorable derivatives market valuation Volume / Financing Credit Lease 2017 Mix Margin Loss Residual Exchange Other 2018 5

EBT By Segment 4Q FY H / (L) H / (L) 2018 2017 2018 2017 Results (Mils) Americas segment $ 589 $ 102 $ 2,208 $ 413 Europe segment 88 (18) 391 62 Asia Pacific segment 16 - 102 17 Total segments $ 693 $ 84 $ 2,701 $ 492 Unallocated other* (30) (31) (74) (175) Earnings before taxes $ 663 $ 53 $ 2,627 $ 317 (Provision for) / Benefit from income taxes (137) (1,341) (403) (1,100) Net income $ 526 $ (1,288) $ 2,224 $ (783) Contract placement volumes (000) 485 (91) 2,071 (78) * See Appendix for definitions 6

Americas Financing Shares And Contract Placement Volume 4Q FY 2017 2018 2017 2018 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 58% 55% 55% 58 % Canada 87 85 77 75 Wholesale Share United States 75% 76% 76% 76 % Canada 59 59 61 59 Contract Placement Volume - New and Used Retail / Lease (000) United States 307 278 1,119 1,151 Canada 44 38 184 168 Mexico 10 8 40 33 Total Americas Segment 361 324 1,343 1,352 7

Europe Financing Shares And Contract Placement Volume 4Q FY 2017 2018 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 38% 38% 35% 37 % Germany 47 45 48 48 Total Europe Segment 38 38 37 38 Wholesale Share U.K. 100% 100% 100% 100 % Germany 93 93 94 93 Total Europe Segment 97 98 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 35 29 174 150 Germany 39 38 155 160 All Other 56 55 212 231 Total Europe Segment 130 122 541 541 8

Asia Pacific Financing Shares And Contract Placement Volume 4Q FY 2017 2018 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 29% 37% 28% 35 % India 10 8 10 8 Wholesale Share China 60% 68% 57% 63 % India 36 36 36 37 Contract Placement Volume - New and Used Retail (000) China 82 37 256 170 India 3 2 9 8 Total Asia Pacific Segment 85 39 265 178 9

4Q 2018 Net Receivables Mix (Bils) Net Investment in Operating Leases Consumer Financing Non-Consumer Financing $146.3 $27.4 $115.6 4Q 2018 H/(L) 2017 • Operating lease portfolio was (Pct.) (Ppts.) 19% of total net receivables $27.0 SUV / CUV 56 1 Truck 27 4 Car 17 (5) • U.S. and Canada represent 99% $75.8 of operating lease portfolio $56.5 $11.5 $25.5 $43.1 $32.1 $15.5 $5.2 $9.6 Total Americas Europe Asia Pacific 10

U.S. Origination Metrics Retail and Lease FICO and Higher Risk Mix (Pct) Higher Risk Portfolio Mix Average Placement FICO 748 750 747 747 743 745 • Disciplined and consistent underwriting practices 6% 6% 6% 6% 6% 6% • Portfolio quality evidenced by FICO scores and steady risk 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 mix Retail Contract Terms • Extended-term contracts Retail ≥ 84 Months Mix relatively small part of our Average Retail Placement Term business 66 mo 65 mo 65 mo 65 mo 66 mo 65 mo 4% 4% 4% 5% 2% 3% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 11

U.S. Retail And Lease Credit Loss Drivers Over-60-Day Delinquencies (excl. Bankruptcies) Repossessions (000) and Repo. Rate (Pct) Repo. Rate Repossessions 1.16% 1.22% 1.12% 1.07% 1.07% 0.15% 1.00% 0.13% 0.12% 0.12% 0.12% 0.10% • Delinquencies and 10 10 9 9 9 repossessions remained low 8 • Severity about flat YoY 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 • Strong loss metrics reflect Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) healthy consumer credit LTR Ratio conditions Charge-Offs 0.60% 0.55% 0.53% 0.51% 0.44% $10.2 $10.3 $10.3 0.36% $10.0 $9.8 $109 $106 $9.5 $95 $93 $83 $66 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 12

Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) LTR Ratio Charge-Offs 0.39% 0.40% 0.40% 0.33% 0.31% 0.25% • YoY increase in charge-offs reflects a non-consumer credit $118 $143 $118 $97 $152 $156 loss recognized in 4Q 2018 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 outside of the U.S. Credit Loss Reserve (Mils) and • Credit loss reserve based on Reserve as a Pct of EOP Managed Receivables (Pct) historical losses, portfolio Reserve as a Pct of EOP Managed Receivables quality, and receivables level Credit Loss Reserve 0.44% 0.44% 0.43% 0.44% 0.44% 0.43% $644 $668 $671 $659 $663 $667 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 13

U.S. Lease Origination Metrics Lease Placement Volume (000) 24-Month 39-Month / Other 36-Month 104 91 93 95 93 82 12 10 12 10 9 8 58 75 72 65 80 75 23 9 9 17 5 9 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 • 4Q lease share flat sequentially and below industry reflecting Lease Share of Retail Sales (Pct) Ford sales mix Ford Credit Industry* 31% 28% 28% 30% 29% 29% 23% 23% 21% 21% 19% 17% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 * Source: J.D. Power PIN 14

U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Return Rates Return Volume 79% 79% 78% 78% 77% 78% • Healthy used car market 70 61 68 71 71 71 supporting lease residual and credit loss performance 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 • Expect 2019 FY average Off-Lease Auction Values (at 4Q18 Mix) auction values to be about 4% 24-Month lower YoY at constant mix 36-Month $23,695 $22,365 $22,625 $22,360 $22,990 $22,425 $18,295 $18,785 $17,830 $17,505 $17,440 $17,865 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 15

Funding Structure – Managed Receivables* (Bils) 2016 2017 2018 Dec 31 Dec 31 Dec 31 Term Debt (incl. Bank Borrowings) $ 66 $ 75 $ 70 Term Asset-Backed Securities 50 53 60 Commercial Paper 4 5 4 • Funding is diversified across Ford Interest Advantage / Deposits 6 5 6 platforms and markets Other 9 9 10 • Well capitalized with a strong Equity 13 16 15 balance sheet and ample Adjustments For Cash (11) (12) (10) liquidity Total Managed Receivables $ 137 $ 151 $ 155 Securitized Funding as Pct of Managed Receivables 37% 35% 39% * See Appendix for definitions and reconciliation to GAAP 16

Public Term Funding Plan* (Bils) 2016 2017 2018 2019 Actual Actual Actual Forecast Unsecured -- Currency of issuance (USD Equivalent) USD $ 9 $ 10 $ 6 $ 9 - 12 CAD 1 2 1 1 - 2 EUR / GBP 3 3 4 3 - 4 Other 1 1 1 1 Total unsecured $ 14 $ 16 $ 13 $ 14 - 19 Securitizations $ 13 $ 15 $ 14 $ 13 - 15 Total public $ 28 $ 32 $ 27 $ 27 - 33 * Numbers may not sum due to rounding; see Appendix for definitions 17

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man- made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 18

Appendix Americas Financing Shares And Contract Placement Volume A1 Europe Financing Shares And Contract Placement Volume A2 Asia Pacific Financing Shares And Contract Placement Volume A3 U.S. Origination Metrics A4 U.S. Retail And Lease Credit Loss Drivers A5 Worldwide Credit Loss Metrics A6 U.S. Lease Origination Metrics A7 U.S. Lease Residual Performance A8 Total Net Receivables Reconciliation to Managed Receivables A9 Financial Statement Leverage Reconciliation to Managed Leverage A10 Liquidity Sources A11 Balance Sheet Liquidity Profile A12 Non-GAAP Financial Measures that Supplement GAAP Measures A13 Definitions and Calculations A14

Americas Financing Shares And Contract Placement Volume 2014 2015 2016 2017 2018 Financing Shares (%) Retail Installment and Lease Share of Ford Retail Sales (excl. Fleet) United States 63% 65% 56% 55% 58 % Canada 67 73 75 77 75 Wholesale Share United States 77% 76% 76% 76% 76 % Canada 64 64 61 61 59 Contract Placement Volume - New and Used Retail / Lease (000) United States 1,231 1,342 1,159 1,119 1,151 Canada 149 160 181 184 168 Mexico 25 26 47 40 33 Total Americas Segment 1,405 1,528 1,387 1,343 1,352 A120

Europe Financing Shares And Contract Placement Volume 2014 2015 2016 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment and Lease Share of Total Ford Sales U.K. 40% 40% 38% 35% 37 % Germany 48 48 47 48 48 Total Europe Segment 36 37 37 37 38 Wholesale Share U.K. 100% 100% 100% 100% 100 % Germany 92 93 93 94 93 Total Europe Segment 98 98 98 98 98 Contract Placement Volume - New and Used Retail / Lease (000) U.K. 195 207 201 174 150 Germany 135 140 149 155 160 All Other 130 158 177 212 231 Total Europe Segment 460 505 527 541 541 A221

Asia Pacific Financing Shares And Contract Placement Volume 2014 2015 2016 2017 2018 Financing Shares (incl. Fleet) (%) Retail Installment Share of Total Ford Sales China 13% 12% 19% 28% 35 % India - 1 5 10 8 Wholesale Share China 62% 56% 58% 57% 63 % India - 14 29 36 37 Contract Placement Volume - New and Used Retail (000) China 109 108 192 256 170 India - - 5 9 8 Total Asia Pacific Segment 109 108 197 265 178 A322

U.S. Origination Metrics Retail and Lease FICO and Higher Risk Mix (Pct) Higher Risk Portfolio Mix Average Placement FICO 746 746 741 740 739 • Disciplined and consistent underwriting practices 5% 6% 6% 6% 6% • Portfolio quality evidenced by FICO scores and steady risk 2014 2015 2016 2017 2018 mix Retail Contract Terms • Extended-term contracts Retail ≥ 84 Months Mix relatively small part of our Average Retail Placement Term business 65 mo 65 mo 65 mo 62 mo 64 mo 4% 2% 0% 0% 1% 2014 2015 2016 2017 2018 A423

U.S. Retail And Lease Credit Loss Drivers Over-60-Day Delinquencies (excl. Bankruptcies) Repossessions (000) and Repo. Rate (Pct) Repo. Rate Repossessions 1.06% 1.05% 1.13% 1.09% 0.14% 0.15% 0.14% 0.98% 0.12% 0.12% • Delinquencies and 33 36 36 28 28 repossessions remain low • Charge-offs and LTR improved YoY 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 • Strong loss metrics reflect Severity (000) Charge-Offs (Mils) and LTR Ratio (Pct) healthy consumer credit LTR Ratio Charge-Offs conditions $10.3 0.53% $10.1 $10.0 0.47% 0.46% 0.27% 0.33% $8.9 $382 $348 $7.9 $324 $206 $146 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 A524

Worldwide Credit Loss Metrics Charge-Offs (Mils) and LTR Ratio (Pct) LTR Ratio Charge-Offs 0.34% 0.34% 0.31% 0.23% 0.19% • Worldwide credit loss metrics $209 $271 $415 $481 $523 remain strong 2014 2015 2016 2017 2018 • Credit loss reserve based on Credit Loss Reserve (Mils) and historical losses, portfolio Reserve as a Pct of EOP Managed Receivables (Pct) quality and receivables level Reserve as a Pct of EOP Managed Receivables Credit Loss Reserve 0.44% 0.40% 0.43% 0.32% 0.33% $359 $422 $548 $668 $667 2014 2015 2016 2017 2018 A625

U.S. Lease Origination Metrics Lease Placement Volume (000) 24-Month 39-Month / Other 36-Month 407 393 357 368 385 92 56 38 43 87 298 290 288 230 276 40 39 39 40 54 • Lease share continues to be 2014 2015 2016 2017 2018 below industry reflecting Ford sales mix Lease Share of Retail Sales (Pct) Ford Credit Industry* 30% 29% 30% 26% 28% 20% 22% 22% 20% 22% 2014 2015 2016 2017 2018 * Source: J.D. Power PIN A726

U.S. Lease Residual Performance Lease Return Volume (000) and Return Rates (Pct) Return Rates Return Volume 78% 78% 80% 78% 74% • Healthy used car market supporting lease residual and credit loss performance 189 180 246 290 281 • 36-month auction values up 4% 2014 2015 2016 2017 2018 YoY; stronger than expected Off-Lease Auction Values (at FY 2018 Mix) • Expect 2019 FY average 24-Month auction values to be about 4% 36-Month $22,195 $21,950 lower YoY at constant mix $21,315 $21,285 $21,655 $18,695 $17,910 $18,055 $17,110 $17,430 2014 2015 2016 2017 2018 A827

Total Net Receivables Reconciliation To Managed Receivables (Bils) 2016 2017 2018 Dec 31 Dec 31 Dec 31 Finance receivables, net (GAAP) $ 103.0 $ 116.0 $ 118.8 Net investment in operating leases (GAAP) 27.2 26.7 27.4 Total net receivables $ 130.2 $ 142.7 $ 146.3 Unearned interest supplements and residual support 5.3 6.1 6.8 Allowance for credit losses 0.5 0.7 0.7 Other, primarily accumulated supplemental depreciation 0.9 1.0 1.1 Total managed receivables (Non-GAAP)* $ 136.9 $ 150.5 $ 154.9 * See Appendix for definitions; numbers may not sum due to rounding A928

Financial Statement Leverage Reconciliation To Managed Leverage* (Bils) 2016 2017 2018 Dec 31 Dec 31 Dec 31 Leverage Calculation Total debt $ 126.5 $ 137.8 $ 140.1 Adjustments for cash (10.8) (11.8) (10.2) Adjustments for derivative accounting (0.3) - 0.2 Total adjusted debt $ 115.4 $ 126.0 $ 130.1 Equity $ 12.8 $ 15.9 $ 15.0 Adjustments for derivative accounting (0.3) (0.1) (0.2) Total adjusted equity $ 12.5 $ 15.8 $ 14.8 Financial statement leverage (to 1) (GAAP) 9.9 8.7 9.4 Managed leverage (to 1) (Non-GAAP) 9.2 8.0 8.8 * See Appendix for definitions A1029

Liquidity Sources* (Bils) 2016 2017 2018 Dec 31 Dec 31 Dec 31 Liquidity Sources Cash $ 10.8 $ 11.8 $ 10.2 Committed ABS facilities 34.6 33.4 35.4 Other unsecured credit facilities 2.5 3.3 3.0 Ford corporate credit facility allocation 3.0 3.0 3.0 Total liquidity sources $ 50.9 $ 51.5 $ 51.6 Utilization of Liquidity Securitization cash $ (3.4) $ (3.8) $ (3.0) Committed ABS facilities (19.9) (17.2) (20.7) Other unsecured credit facilities (0.7) (1.1) (0.7) Ford corporate credit facility allocation - - - Total utilization of liquidity $ (24.0) $ (22.1) $ (24.4) Gross liquidity $ 26.9 $ 29.4 $ 27.2 Adjustments 0.1 0.1 0.1 Net liquidity available for use $ 27.0 $ 29.5 $ 27.3 * See Appendix for definitions A1130

Balance Sheet Liquidity Profile (Bils) Cumulative Maturities at December 31, 2018 Assets* Debt** $164 $151 $141 $128 $115 $94 $93 $64 *** 2019 2020 2021 2022 & Beyond Unsecured Long-Term Debt Maturities $14.4 $15.1 $15.3 $22.0 * Includes finance receivables net of unearned income, investment in operating leases net of accumulated depreciation, cash and cash equivalents, and marketable securities (excluding amounts related to insurance activities) ** Retail and lease ABS are treated as amortizing to match the underlying assets *** Includes all of the wholesale ABS term maturities of $10.6 billion that otherwise contractually extend to 2020 and beyond A1231

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP. These non- GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A1332A4

Definitions And Calculations Adjustments (as shown on the Liquidity Sources chart) • Include certain adjustments for asset-backed capacity in excess of eligible receivables and cash related to the Ford Credit Revolving Extended Variable-utilization program (“FordREV”), which can be accessed through future sales of receivables Cash (as shown on the Funding Structure, Liquidity Sources and Leverage charts) • Cash and cash equivalents and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities Committed Asset-Backed Security (“ABS”) Facilities (as shown on the Liquidity Sources chart) • Committed ABS facilities are subject to availability of sufficient assets, ability to obtain derivatives to manage interest rate risk, and exclude FCE Bank plc (“FCE”) access to the Bank of England’s Discount Window Facility Earnings Before Taxes (EBT) • Reflects Income before income taxes as reported on Ford Credit’s income statement ROE (as shown on the Key Metrics chart) • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365 Securitizations (as shown on the Public Term Funding Plan chart) • Public securitization transactions, Rule 144A offerings sponsored by Ford Motor Credit, and widely distributed offerings by Ford Credit Canada Securitization Cash (as shown on the Liquidity Sources chart) • Securitization cash is cash held for the benefit of the securitization investors (for example, a reserve fund) Term Asset-Backed Securities (as shown on the Funding Structure chart) • Obligations issued in securitization transactions that are payable only out of collections on the underlying securitized assets and related enhancements Total Debt (as shown on the Leverage chart) • Debt on Ford Credit’s balance sheet. Includes debt issued in securitizations and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions Total Net Receivables (as shown on the Total Net Receivables Reconciliation To Managed Receivables chart) • Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors Unallocated Other (as shown on the EBT By Segment chart) • Items excluded in assessing segment performance because they are managed at the corporate level, including market valuation adjustments to derivatives and exchange-rate fluctuations on foreign currency-denominated transactions A1433A5